INVENTORIES, NET - Inventories (Details)	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Jun. 30, 2019 USD ($)	Jun. 30, 2019 CNY (¥)	Jun. 30, 2018 CNY (¥)
INVENTORIES, NET
Small component parts	$ 8,190	¥ 57,061		¥ 57,060
Purchased goods and raw materials	38,885	270,952		226,868
Work in process and goods on site	43,856	305,591		533,924
Finished goods	166,878	1,162,807		452,671
Allowance for slow moving inventory	0	0	$ 0	0	¥ (1,399,524)
Total inventories, net	$ 257,809	¥ 1,796,411		¥ 1,270,523